Inventories (Tables)	9 Months Ended
Sep. 30, 2019
Inventory Disclosure [Abstract]
Schedule of inventories

Inventories are stated at the lower of cost or net realizable value. Cost is determined by using the first-in, first-out method. The following table details the major components of inventories (in thousands):

	September 30, 2019	December 31, 2018
Raw materials	$16,886	$14,994
Work in process	9,231	7,214
Finished goods	12,197	11,364
Total inventories	$38,314	$33,572